IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
      |_|   Preliminary Proxy Statement
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IEH CORPORATION
                (Name of the Corporation as Specified in Charter)

                             ROBERT KNOTH, SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1)   Title of each class of securities to which transaction applies:

      N/A
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(2)   Aggregate number of securities to which transaction applies:

      N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      N/A
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(4)   Proposed maximum aggregate value of transaction:

      N/A
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(5)   Total Fee Paid:


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|_| Fee paid previously with preliminary materials:


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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)   Amount previously paid:


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(2)   Form schedule or registration number:


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(3)   Filing party:


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(4)   Dated filed:


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

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                        --------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 27, 2004
                        --------------------------------

To the Shareholders of
  IEH CORPORATION

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at the Company's offices at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on September 27, 2004 at 9:00 a.m., New York time, for the following purposes:

      1. To elect two (2) Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

      2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The close of business on August 13, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of IEH, in writing, prior to the Annual Meeting of Shareholders.

                                            By Order of the Board of Directors

                                            Robert Knoth,
                                            Secretary

Dated: August 27, 2004

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                              Building B, Suite 8E
                            Brooklyn, New York 11220

                     PROXY STATEMENT FOR THE IEH CORPORATION
                         ANNUAL MEETING OF STOCKI1OLDERS
                        TO BE HELD ON SEPTEMBER 27, 2004

                QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

      This proxy statement describes the proposal on which our board of directors of IEH Corporation (the "Company") would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on September 27, 2004. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 27, 2004 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to IEH Corporation as "IEH", the "Company", "we", "us" or "our."

Who can vote at the annual meeting of stockholders?

      Stockholders who owned shares of common stock on August 13, 2004 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 2,303,468 shares of the Company's s common stock outstanding on June 30, 2004. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled "Voting Securities and Ownership of Certain Beneficial Owners and Management" on page ten (10) of this proxy statement.

What is the proxy card?

      The proxy card enables you to appoint Mr. Robert Knoth, Secretary of the Company, and Michael Offerman, Chief Executive Officer as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to his best judgment.

What am I voting on?

      You are being asked to vote on the election of Michael Offerman and Murray Sennet to IEH's Board of Directors at the Annual Meeting.

      Although we are unaware of any possible business to be addressed at the meeting, we will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

      Our board of directors unanimously recommends that the nominated persons be re-elected back to the IEH's Board of Directors as Class I members.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

      Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Stockholder of Record

      If on August 13, 2004 your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

      If on August 13, 2004, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.

How do I Vote?

      (1) You may vote by mail.

      You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

     o     as you instruct, and

     o according to the best judgment of Mr. Knoth if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

      If you return a signed card, but do not provide voting instructions, your shares will be voted:

      o to approve the election of the nominated persons to the IEH Board of Directors, and

      o according to the best judgment of Mr. Knoth if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

      (2) You may vote in person at the annual meeting.

      We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

      You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

      You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

      o sending a written notice to the Secretary of the Company, Mr. Knoth, Secretary of the Company stating that you would like to revoke your proxy of a particular date,

      o signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

      Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

      If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

      You may vote "for," "against," or "abstain" on re-electing the board members.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

      To hold the annual meeting and conduct business, a majority of the Company's outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the annual meeting. This is called a quorum.

      Shares are counted as present at the annual meeting if the stockholder either:

      o     is present and votes in person at the annual meeting, or

      o     has properly submitted a proxy card.

How many votes are required to re-elect the nominated persons to the Board of Directors?

      The affirmative vote of a plurality of the votes cast as the meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each director.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

      An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don't indicate how to vote my proxy?

      If you just sign your proxy card without providing further instructions, your shares will be counted as a "for" vote for the election of the directors.

Is my vote kept confidential?

      Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

      We will publish the final results in our quarterly report on Form lO-Q for the fiscal quarter following the results of the voting on this matter. We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.
                    -----------

Who can help answer my questions?

You can contact our corporate headquarters, at (718) 492-9673 or by sending to IEH Corporation Attn: Mr. Robert Knoth at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                        --------------------------------

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                        To Be Held on September 27, 2004

                        --------------------------------

      This proxy statement and the accompanying form of proxy have been mailed on or about August 27, 2004 to the Common Stock shareholders of record on August 13, 2004 (the "Record Date") of IEH CORPORATION, a New York corporation ("IEH") in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of shareholders to be held on September 27, 2004 at 9:00 a.m. at IEH's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the TWO (2) persons nominated by the Board of Directors as Directors; and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

      IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, email, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH's Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

      The Annual Report to shareholders for the fiscal year ended March 26, 2004, including financial statements, accompanies this proxy statement.

      The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. IEH's telephone number is (718) 492-9673.

Principal Independent Accountants and Services; Fees Paid

      The Board of Directors of IEH selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of IEH for the fiscal year ending March 26, 2004. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

      Audit Fees. During the fiscal year ended March 26, 2004, IEH paid an aggregate of $27,000 to Jerome Rosenberg, P.C. for fees related to the audit of its financial statements.

      Financial Systems Design and Implementation. During the fiscal year ended March 26, 2004, no fees were paid to Jerome Rosenberg, P.C. with respect to financial systems design or implementation.

      Tax Fees. During the fiscal years ended March 26, 2004 and March 28, 2003, the Company paid to Jerome Rosenberg CPA P.C. the sums of $3,000 and $3,000 for tax compliance, tax advice and tax planning services.

      All Other Fees. During the fiscal year ended March 26, 2004, IEH did not pay any other fees for services to its auditor.

      The Board of Directors has determined that the services provided by Jerome Rosenberg, P.C. and the fees paid to it for such services has not compromised the independence of Jerome Rosenberg, P.C. We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The securities entitled to vote at the meeting are IEH's Common Stock, $.01 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 13, 2004 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

      The following table sets forth certain information as of August 13, 2004 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group. As of August 13, 2004, there were 2,303,468 shares of Common Stock issued and outstanding.

                                                               Amount of and
                                                               Nature of
                      Name and Address of                      Beneficial        Percentage of Class
Title of Class        Beneficial Owner                         Ownership

Common Stock          Michael Offerman                            946,784                 41%
$.01 Par Value        140 58th Street
                      Brooklyn, NY 11220(1)

                      Murray Sennet                                24,500                1.1%
                      1900 Manor Lane
                      Plano, TX 75093

                      Allen Gottlieb                                    0                  0
                      325 Coral Way
                      Ft. Lauderdale, FL 33301

                      Robert Pittman                               20,000                  *
                      45 Ocean Avenue
                      Monmouth Beach
                      NJ 07750 (2)

                      David Lopez and Nancy                       278,000               12.1%
                      Lopez
                      Edge of Woods
                      P.O. Box 323
                      Southampton, NY 11968

                      Robert Knoth                                     34                  *
                      140 58th Street
                      Brooklyn, NY 11220

All Officers & Directors as a Group
(4 in number)                                                     991,284                 43%
----------
*     Less than 1%.

1. 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

2.    Mr. Pittman is now deceased and the shares are owned by his estate.

All shares set forth above are directly owned by the named individual unless otherwise stated.

      It is expected that the only matters to be considered at the Annual Meeting will be the election of Directors.

                            I. ELECTION OF DIRECTORS

      IEH's Certificate of Incorporation provides that the Directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two
(2) year term. The Board of Directors currently consists of three (3) members divided into two (2) classes. Each class should have two (2) members, but, as a result of the death of Mr. Robert Pittman, there is now only one Class II member. Mr. Pittman's term was due to expire in 2005. The vacancy created by Mr. Pittman's death will be filled when such term comes up for election at the annual shareholder meeting in 2005, provided that we can find an appropriate candidate . Under our bylaws, the Board has the power to fill the vacancy without shareholder approval. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified. The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at four members. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified.

      The persons nominated for election to IEH's Board of Directors at the Annual Meeting are Michael Offerman and Murray Sennet who will serve as Class I members. All of such persons currently serve on the Board of Directors.

      The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

      The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including its two (2) nominees for election to IEH's Board of Directors at the 2004 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 2005. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2004 Annual Meeting.

                     Director                Position with
       Name           Since      Age          Corporation           Term Expires
       ----           -----      ---          -----------           ------------

Michael Offerman       1973      62     Chairman of the Board of        2004
                                        Directors and President

Murray Sennet          1970      78     Director                        2004

Allen B. Gottlieb      1992      62     Director                        2005

----------

      Michael Offerman (Nominee) has been a member of IEH's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of IEH and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of IEH.

      Murray Sennet (Nominee) has been a member of IEH's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of IEH at the time of his retirement in April, 1986.

      Allen Gottlieb has been a member of the Company's Board of Directors since 1992. Mr. Gottleib is engaged in the practice of law outside of the United States and has been so engaged for the last five years. In 1998, Mr. Gottlieb was disbarred from the bar association of New York. In February 2003, Mr. Gottlieb was found in the United States District Court of New York (Securities and Exchange Commission v. Stewart et al. 98 Civ. 2636 (S.D.N.Y. ) to have violated the antifraud provisions of Section 17A of the Securities Act of 1933,
Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder, and permanently enjoined from future violations.

Significant Employees

      Robert Knoth joined IEH as Controller in January, 1990 and was elected treasurer of IEH in March, 1990. Mr. Knoth was elected as Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

      Joan Prideaux joined the Company in July 1995 as National Sales Manager and also served as a Vice President until January 2002. Ms. Prideaux resigned as an executive officer in January 2002, but continues to serve as a National Sales Manager.

      Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition he participated in setting up and developing the company's forecasting/planning software related to that department procedures.

Certain Reports

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of IEH.

      Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.

Board Meetings, Committees and Compensation

      IEH does not have any nominating, audit or compensation committee of the Board of Directors. The Board believes that because of its relatively small size and operations, the Board is well positioned to address issues as a whole, including the appointment of independent auditors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year; however, the Board of Directors did not receive any compensation during the last three (3) fiscal years due to the Company's financial condition.

      During the fiscal year ended March 26, 2004, three meetings of the Board of Directors by telephone conference were held. Mr. Allen Gottlieb did not participate in one of the meetings of the Board of Directors. All other Directors participated in all meetings of the Board.

      All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors. We have two independent directors as determined under the rules of the Nasdaq Stock Market. Our Common Stock is not traded on any exchange or on the Nasdaq.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      The Board does not have a compensation committee. There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

      We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board. We believe that two of our directors, Mr. Allen Gottleib and Mr. Murray Sennet, would both qualify as "independent directors" within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(14)

      Our Board of Directors has determined that we do have one person, Mr. Murray Sennet, who qualify as an audit committee financial expert pursuant to
Item 401 of Regulation S-B.

Nominations to the Board of Directors

      We do not have a separate Nominating Committee of our Board of Directors. Given the small size of our operations, and our lack of financial resources, we have been unable to attract qualified persons to serve on our Board of Directors. As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

      o Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.
      o Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and longterm objectives of IEH and should be willing and able to contribute positively to our decision-making process.
      o Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees.
      o Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of IEH, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
      o Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees' ability to represent the interests of all of IEH' stockholders and to fulfill the responsibilities of a director.
      o Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

      The renomination of existing directors is not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors' performance on the Board and any committee thereof. The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Procedure to be Followed by Security Holders in Submitting Director Candidate Recommendations

      Any security holder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 120 days prior to the anniversary date of the immediately preceding annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

      Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Secretary of the Company, at the Company's principal address. Letters may be directed to the Board as a whole or to individual members.

Code of Ethics

      Our Board of Directors adopted a Code of Ethics and a copy appears as Exhibit A to this Proxy Statement. Our Code of Ethics and Conduct covers all our employees and Directors, including our Chief Executive Officer and Chief Financial Officer.

      The Board of Directors recommends that you vote "FOR" the two nominees for Director.

Executive Compensation

      The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 26, 2004, March 28, 2003, and March 29, 2002 for the Corporation's Chief Executive Officer:

                                                                                    Other Annual
Name and Principal Position              Year           Salary          Bonus       Compensation
                                    --------------   -------------   -----------   --------------
Michael Offerman, Chief
Executive Officer, President (1)    March 26, 2004     $ 95,500           --              0
                                    March 28, 2003       95,500           --              0
                                    March 30, 2002       95,500           --              0

(1) During the years ended March 26, 2004, March 28, 2003 and March 30, 2002, the Corporation provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported.

      There are no employment agreements between the Company and members of its senior management, including the Chief Executive, Michael Offerman.

      No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 26, 2004 or March 28, 2003.

Pension/Benefit Incentive Plan

      In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement.

      On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of the Plan.

      The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), that the Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date. The Company and the PBGC negotiated a settlement on the entire matter and on July 2, 2001, an agreement was reached whereby the Company's liability to the PBGC was reduced to $244,000. The Company will make monthly payments to the PBGC as follows:

       September 1, 2003 to August 1, 2004            $2,000 per month
       September 1, 2004 to August 1, 2006            $3,000 per month
       September 1, 2006 to August 1, 2007            $4,000 per month

In addition, to the above referenced monthly payments, the Company will make balloon payments of $25,000 each on the following dates:

       January 1, 2004
       May 1, 2004
       May 1, 2005
       January 1, 2006

The Company also granted the PBGC a lien on the Company's machinery and equipment.

As a result of this agreement the amount due the PBGC was restated to $244,000, $39,000 was paid during the year ended March 26, 2004. The balance of $205,000 is reported as follows: $56,000 as a current liability and $149,000 as a long-term liability.

Stock Option Plan.

      On September 21, 2001 the Company's shareholders approved the adoption of the Company's 2002 Employees Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management. Options granted to employees under this plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify.

      Under this plan, the exercise price of an option designated as an Incentive Stock Option shall not be less than the fair market value of the Company's common stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) share holder, such exercise price shall be at least 110 Percent (110%) of the fair market value or the Company's common stock and the option must not be exercisable after the expiration of five years from the day of the grant. Exercise prices of non incentive stock options may be less than the fair market value of the Company's common stock.

      The aggregate fair market value of shares subject to options granted to a participants, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000. As of March

26, 2004 no options had been granted under the plan.

Cash Bonus Plan

      In 1987, the Company adopted a cash bonus plan ("Cash Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 of 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 26, 2004, March 28, 2003 and March 29, 2002.

                              FINANCIAL INFORMATION

      A COPY OF IEH'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 26, 2004 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.

      A COMPLETE COPY OF IEH'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 26, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 13, 2004, the person making the request was the beneficial owner of Common Shares of IEH entitled to vote at the 2004 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

      As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

      Proposals of Shareholders intended to be presented at IEH's 2005 Annual Meeting of Shareholders must be received by IEH on or prior to May 27, 2005 to be eligible for inclusion in IEH's proxy statement and form of proxy to be used in connection with the 2005 Annual Meeting of Shareholders.

                                           By Order of the Board of Directors

                                           ROBERT KNOTH,

                                           Secretary

Dated: August 27, 2004.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                           CODE OF ETHICS AND CONDUCT
                                       FOR
                                 IEH CORPORATION

Adopted by the Board of Directors of IEH CORPORATION, a New York corporation ("IEH").

IEH is committed to fostering an environment throughout our organization that supports and reinforces our commitment to the highest ethical standards. Each of us has a singular duty to IEH to engage in business conduct consistent with the highest legal, moral and ethical standards. To that end, we have adopted this Code of Ethics. This Code of Ethics applies to our Board of Directors, executive officers and employees alike. Any waiver of the Code for directors or executive officers must be approved by IEH's Board of Directors and will be promptly disclosed to our shareholders.

We make business decisions every day at all levels of our organization. We are accountable for making good decisions and for the outcomes those decisions produce. This Code of Ethics establishes guidelines and standards for how we conduct business and make business decisions. We apply these guidelines and standards in both letter and spirit. Where the letter of the Code is not specific, the spirit of the Code will prevail. Experience and good business judgment must be applied when following the Code. By the same token, the Code is not a substitute for legal advice and cannot cover all possible situations. If you have any questions concerning the Code of Ethics or its application in a particular instance, you should consult with a member of senior management or our outside legal counsel.

The Code's guidelines and standards are intended to provide a foundation that will help us:

      o     maintain a strong ethical climate;
      o     provide clear channels of communication for employees and clients;
            and
      o promote ethical decision making at all levels within the organization.

Each IEH employee must abide by our Code of Ethics. Adherence to the Code of Ethics is a condition of employment. Violators are subject to disciplinary action, up to and including dismissal from the Company for cause and criminal prosecution.

1. Introduction to and Administration of the IEH Code of Ethics and Conduct

1.1 Introduction. IEH has adopted this Code of Ethics and Conduct (the "Code") to advise all IEH Employees of the ethical and legal standards that we expect you to observe when dealing with IEH, your IEH colleagues, our customers and our vendors. When you encounter ethical or legal issues where you are not certain about the correct course of action, you should apply the principles described in this Code as guideposts in deciding how to proceed. We have adopted this Code to give you guidance for resolving these questions. When you are in doubt about the correct or best course of action, you should always consider consulting your manager or our Chief Financial Officer or Human Resources director for guidance. IEH expects all IEH Employees to adhere to this Code and to comply with all legal requirements. Accordingly, we have established a procedure for reporting suspected violations of the Code. Any violations of the Code may result in disciplinary action, including termination of employment. These matters are described in more detail below. Throughout this Code, we use the terms "IEH Employees", "you" and "your" to refer to all IEH employees, directors and independent contractors, and the terms "IEH", the "company", "we" and "our" to refer to IEH and its subsidiaries.

1.2 Administration

      1.2.1 Ongoing Review of Compliance. We require all IEH Employees to comply
            ----------------------------
with this Code. Upon your receipt of this Code, and also from time to time as we deem to be necessary, we may require you to sign an acknowledgment that you have read and understood this Code and agree to comply with its provisions. We reserve the right to monitor the ongoing compliance by any or all IEH Employees with this Code and to investigate any suspected violations. If substantiated, these violations could result in disciplinary action, including immediate termination of employment.

      1.2.2 Reporting of Suspected Violations. All IEH Employees are to report
            ---------------------------------
information about suspected violations of this Code by any other IEH Employee, regardless of the identity or position of the person who is the subject of such report, to the attention of our Chief Financial Officer, Human Resources director or the Board of Directors. If you suspect improper accounting or auditing matters, you should bring such information to the attention of our Chief Financial Officer or a member of our Board or Audit Committee of our Board (if the Board has established such a committee). To contact our Board or Audit Committee or to submit a report to them, please contact our Chairman. With respect to any suspected violation, you may make an anonymous report through the Secretary of the Company.

      IEH will treat all information in a confidential manner and will not take any acts of retribution or retaliation against any IEH Employee for making a report. As the failure to report wrongful conduct may be interpreted as condoning such actions, the failure to report knowledge of wrongdoing may result in disciplinary action against any IEH Employee who fails to report.

      1.2.3 Non-Retaliation. Retaliation in any form against an IEH Employee who
            ---------------
reports a violation of this Code (even if the report is mistaken but was submitted in good faith) or who assists in the investigation of a reported violation is a serious violation of this Code. Acts of retaliation should be reported immediately and may result in severe disciplinary action.

      1.2.4 Investigation of Suspected Violations. Suspected violations will be
            -------------------------------------
investigated under the supervision of our Chief Financial Officer, Human Resources director or Board (or Audit Committee, if established) as deemed appropriate. All IEH Employee's are expected to cooperate in the investigation of reported violations. In order to protect the privacy of persons involved in investigations, persons investigating a suspected violation will use their best efforts to keep confidential, the identity of anyone reporting a suspected violation or participating in an investigation, unless disclosure is required by law or is otherwise in the company's best interests. Persons involved in an investigation are obliged to act in the best interests of IEH as a company and not on behalf of any IEH Employee, including executive officers. Our Board of Directors has ultimate responsibility for final interpretation of this Code and for determining whether any violations of this Code have occurred.

      1.2.5 Disciplinary Action. If we determine, in our good faith discretion,
            -------------------
that any IEH Employee has violated any provision of this Code, such IEH Employee may be subject to disciplinary action, including termination of employment, without prior warning.

      1.2.6 Amendments to this Code; Disclaimers. This Code may be revised,
            ------------------------------------
changed or amended at any time by our Board of Directors or its Audit Committee. Following any material revisions or updates, an amended version of this Code will be distributed to you, and will immediately supercede the prior version of this Code. We may ask you to sign an acknowledgment confirming that you have read and understood the revised version of the Code, and that you agree to comply with its provisions. This Code reflects general principles to assist IEH Employees in making ethical decisions and cannot, and is not intended to, address every specific situation in which we may find it appropriate to take disciplinary action. This Code is not intended to create any contract (express or implied) with you, including without limitation any employment contract, and is not a promise that your employment will be not terminated except for cause.

1.2.7 Special Provisions Applicable to IEH Employees with Financial Reporting
      -----------------------------------------------------------------------
Obligations. Given the important position of trust and authority that they
-----------
occupy, our Chief Executive Officer, Chief Financial Officer, the heads of our subsidiaries and operating divisions and IEH Employees involved in the Company's financial reporting function (collectively, the "Financial Reporting Personnel") should use the utmost of discretion and caution in interpreting and applying this Code. In the event that any Financial Reporting Personnel wishes to engage in a proposed action that is not consistent with the Code, such person must obtain a waiver of the relevant Code provisions in advance from our Board or Audit Committee (if so established). U.S. federal law requires IEH to make public disclosure of our Financial Reporting Personnel's compliance with the Code. Therefore, we will publicly report on a Current Report on Form 8-K any waivers of any provision of the Code granted by our Board of Directors (or Audit Committee) to any Financial Reporting Personnel. Similarly, violations of the Code by our Financial Reporting Personnel may also be immediately reported on Form 8-K. Additional provisions of this Code pertaining solely to Financial Reporting Personnel are set forth in Section 5.

2. Conflicts of Interest

2.1 Generally . All IEH Employees have a duty of loyalty to act in the best interests of the company. The business decisions and actions of IEH Employees must never be influenced by personal considerations or personal relationships. IEH Employees should avoid any relationship or activity that might impair, or appear to impair, their ability to make objective and fair business decisions. Generally, a conflict of interest arises whenever your personal interests diverge from your responsibilities to IEH or from IEH's best interests. For example, a conflict of interest may occur when family members or close personal friends are involved in business relationships with you, either inside or outside the company. Other examples of potential conflicts of interest include, but are not limited to:

            employment by an actual or potential competitor, customer, vendor or regulator while you are employed by IEH;

            acceptance of gifts, payments, products or anything of value from anyone seeking to do business with IEH;

            placement of IEH with an entity in which you or a family member has a financial interest;

            Appropriating or diverting to yourself or others any business opportunity or idea in which IEH might have an interest; and

            a significant ownership interest in a IEH competitor.

      In such situations, or where even the appearance of a conflict of interest may exist, seek guidance from your manager or our Chief Financial Officer.

2.2 Use of Company Assets. You are responsible for the proper use of IEH's assets and property, as well as its proprietary information. Our offices, equipment, supplies and other resources may not be used for activities which are not related to your employment with IEH, except for any activities that have been approved in writing in advance by us, or for personal usage that is minor in amount and reasonable. If you are found to be engaging in, or attempting, theft of any IEH property, including without limitation, documents, equipment, intellectual property, personal property of other employees, you may be subject to immediate termination of your employment and we reserve the right to refer the matter for criminal proceedings. We expect you to report any theft or attempted theft to your manager or our Chief Financial Officer director.

      Proprietary marks, slogans, logos or other devices used to identify IEH and its proprietary products and technologies are important and valuable assets which require discretion in their use. You may not negotiate or enter into any agreement concerning our trademarks, service marks or logos without first consulting an authorized officer of the Company. We also respect the intellectual property rights of others, and any proposed name of a new product or offering intended to be sold or provided to customers should be submitted to the appropriate authorized officer for clearance prior to its adoption and use. Similarly, using the trademark or service mark of another company for marketing purposes (even one with whom IEH has a business relationship), requires clearance or approval. You must avoid the unauthorized use of copyrighted or patented materials of others and should ask an authorized officer if you have any questions regarding the permissibility of photocopying, excerpting, electronically copying or otherwise using copyrighted or patented materials. All copies of work that is authorized to be made available for ultimate distribution to the public should bear the prescribed form of copyright notice.

2.3 Gifts, Gratuities and Entertainment. You may not offer money, gifts or other items or products of value to customers or potential customers for the purpose of securing a contract or obtaining favorable treatment. Business-connected favors or gifts may not be extended to customers or vendors (current or prospective), unless they (a) are consistent with customary business practices;
(b) do not have substantial monetary value and would not be viewed as improper by others; and (c) do not violate applicable laws or regulations. Business entertainment in the form of meals and beverages or other entertainment may be offered only if these activities and related expenses are modest and infrequent.

      You should decline any gift, favor, entertainment or anything else of value from current or prospective customers, vendors or contractors or their representatives except for (a) gifts that do not have substantial monetary value given at holidays or other special occasions and (b) reasonable entertainment at lunch, dinner or business meetings where the return of the expenditure on a reciprocal basis is likely to occur and would be properly chargeable as a business expense. Other routine entertainment that is business-related such as sports outings or cultural events is acceptable under this policy only if reasonable, customary and not excessive. If you question the propriety of any gift, consult with your manager or our Chief Financial Officer.

3. Laws and Regulations

3.1 Generally. All IEH Employees are to comply with all applicable local, state and federal laws and regulations, both domestic and international, and refrain from illegal, dishonest or unethical conduct. Although laws and regulations may sometimes be difficult to interpret, we expect you to make a good-faith effort to follow both the letter and the spirit of the law. You must consult your manager or our Chief Financial Officer if you are uncertain as to whether a specific act or omission is legal. In addition, all IEH Employees are to comply with all applicable IEH policies and procedures. This includes, but is not limited to, our policies on equal opportunity, harassment, drug-free workplace, computer usage and information technology, data protection, expense reimbursement and travel, as well as our internal financial controls and procedures. We may modify or update these policies and procedures in the future, and adopt new company policies and procedures from time to time. You must ensure that you remain aware of all such changes to these policies. You are also expected to observe the terms of any Non-Disclosure, Non-Solicitation or Non-Compete Agreement, Employment Agreement or other similar agreement that applies to you. If you previously signed one of these agreements with IEH, it remains in full force and effect.

3.2 Bribes. Bribery is illegal and subject to criminal penalties. You may not give any bribes, kickbacks or other similar considerations to any person or organization to attract business. All decisions regarding the purchasing of materials, supplies, products and services must be made on the basis of competitive price, quality and performance, and in a way that preserves IEH's integrity. Fees, commissions or other amounts paid to outside consultants, agents or other third parties must be fully disclosed to our Chief Financial Officer or Controller, and must be legal, proper and reasonable.

3.3 International Operations. You are expected to comply with the legal requirements and ethical standards of each country in which you conduct IEH business, as well as with all U.S. laws applicable in other countries. The U.S. Foreign Corrupt Practices Act (FCPA) applies to business transactions both inside the United States and in other countries. Its requirements relate to accurate and complete financial recording, transactions with foreign government officials and restrictions on the use of funds for unlawful or improper purposes. The FCPA makes illegal any corrupt offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of:

            Influencing any act, or failure to act, in the official capacity of that foreign official or party; or

            Inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

      Because violation of the FCPA can bring severe penalties, including criminal fines for the company and individuals and jail terms, it is essential that you become familiar with the FCPA's requirements if you are living or working in a foreign country. Other statutes that may affect our international operations include, but are not limited to, the Anti-Bribery and Fair Competition Act and the Export Administration Act. All supervisory personnel are expected to monitor continued compliance with these laws to ensure our compliance. If you have any questions regarding these legal requirements, please contact your manager or our Chief Financial Officer.

3.4 Political Activity. You should not make political contributions in a way that might appear to be an endorsement or contribution by IEH. We will not reimburse you for political contributions under any circumstances.

3.5 Antitrust Considerations. Antitrust laws prohibit agreements or actions that restrain trade or reduce competition. Violation of antitrust laws can result in severe civil and criminal penalties, including imprisonment for individuals, and IEH can be subjected to substantial fines and monetary awards. IEH as a company avoids conduct that may even appear to be questionable under antitrust laws and expects all IEH Employees to carry out company business consistent with this policy. In all contacts with our competitors, you are expected to avoid discussing prices, costs, competition, market share, marketing plans or studies, and any other proprietary or confidential information. Examples of agreements or arrangements with competitors which should therefore be avoided include: (a) Agreements that affect the price or other terms or conditions of sale; (b) Agreements regarding the customer to whom IEH will, or will not, sell its products; (c) Agreements to refuse to buy from particular vendors; and (d) Agreements that limit the types of products which IEH will provide. Furthermore, IEH cannot coerce customers into complying with restrictive arrangements. Therefore, you should not negotiate agreements with customers without the approval of an authorized company officer which (a) require or prohibit customers from purchasing all of their requirements from IEH or other companies or (b) require customers to buy one IEH product as a condition of obtaining another. In all cases where there is question or doubt about a particular activity or practice, IEH Employees should promptly contact our Chief Financial Officer or the Human Resources director.

3.6 Securities Laws and Insider Trading. IEH is a publicly-traded company - meaning that our securities are sold in the public marketplace. We files reports with the Securities and Exchange Commission. As an employee of IEH you are subject to our policy against insider trading. Simply stated, material, non-public information is not to be used for personal gain, and you should not trade in IEH stock when you possess such information. If you have any question regarding whether it is appropriate to engage in any transaction, contact the Chief Financial Officer.

      The U.S. securities laws forbid an investor from purchasing or selling securities based upon "inside" information not available to the other party. The consequences of insider trading violations can be severe. IEH Employees who trade on inside information, or who communicate (or "tip") this information to others so that they may trade, may face substantial civil penalties, criminal fines and imprisonment. Additionally, IEH may also face severe legal consequences, including, among other things, substantial criminal penalties.

      IEH Employees who have material, nonpublic (i.e., "inside") information about the company should not buy or sell IEH securities until a reasonable time after the inside information has been publicly disclosed. You also should not disclose inside information to others outside IEH until a reasonable time after the information has been publicly disclosed. In addition, it is never appropriate for you to advise others to buy or sell IEH securities. We further believe that it is highly inappropriate for any IEH person to "sell short" IEH stock or engage in other transactions where the person will earn a profit based on a decline in our stock price. These rules also apply to the use of material, nonpublic information about other companies (including, for example, our customers, competitors and potential business partners). In addition to you, these rules apply to your spouse, children, parents and siblings, as well as any other family members living with you in your household.

3.7 Government Contracting. IEH frequently does business with federal, state or local government agencies in the United States and in other countries. All IEH Employees engaged in business with these government entities must comply with specific rules and regulations concerning relations with these entities. Important considerations for doing business with government entities include:

            Not offering or accepting kickbacks, bribes, gifts, or anything else of value with the intent of obtaining favorable treatment from the recipient (note that a gift that is customary in the private sector may be impermissible to a government entity); and

            Not improperly soliciting or obtaining confidential information, such as sealed competitors' bids, from government officials prior to the award of a contract.

3.8 Retention of Documents. Certain documents and records must be retained for specific periods of time to comply with legal and regulatory requirements or contractual obligations. You are to comply with all document retention requirements applicable to your work. If you are uncertain whether the documents or records you are handling are subject to these requirements, please consult with your manager or our Chief Financial Officer. If at any time you become aware that any document or record may be required to be disclosed in connection with a lawsuit or government investigation, you must preserve all possibly relevant documents. This means that you must immediately cease disposing of or altering all potentially relevant documents, even if that activity is ordinary or routine. If you are uncertain whether documents or records under your control should be preserved because they might relate to a lawsuit or investigation, you should contact your manager or our Chief Financial Officer.

4. Confidentiality

4.1 IEH Confidential Information. You will often have access to information that is confidential and proprietary to IEH, has not been made public and constitutes trade secrets or proprietary information. Protection of this information is critical to our success. Your obligations with respect to our confidential trade secrets and proprietary information are:

            Not to disclose the information outside of IEH;

            Not to use the information for any purpose except to benefit IEH's business; and

            Not to disclose the information within IEH, except to other IEH Employees who need to know, or use, the information and are aware that it constitutes a trade secret or proprietary information.

These obligations continue even after you leave IEH. If you have previously signed a Non-Disclosure Agreement, Employment Agreement or other similar agreement that governs your obligations with respect to our information, you must also follow such agreements. Any documents, papers or records that contain trade secrets or proprietary information are our property, and must remain at the company. Our confidential trade secrets and proprietary information may include, information regarding our operations, business plans, customers, strategies, trade secrets, finances, assets, technology, data or other information that reveals the processes, methodologies, technology or "know how" by which our existing or future products, services or methods of operation are developed or conducted.

4.2 Confidential Information of Third Parties. In the normal course of business, you will acquire information about others, including customers, vendors and competitors. We properly gather this kind of information for such purposes as evaluating customers' business needs, determining requirements and evaluating vendors. We also collect information on competitors from a variety of legitimate sources to evaluate the relative merits of our products and marketing methods. You may not use information obtained from our customers or vendors in any way that harms them or violates contractual obligations to them. When working with sensitive information about customers or vendors, you should use that information only for the purposes for which it was disclosed to you and make it available only to other IEH Employees with a legitimate "need to know".

4.3 Inadvertent Disclosure. In order to avoid the inadvertent disclosure of any confidential information, you should never discuss with any unauthorized person (whether or not a IEH Employee) any information that IEH considers confidential or which we have not made public. You should also not discuss this information with family members or with friends, as they may unintentionally pass the information on to someone else.

4.4 Contacts with Reporters, Analysts and Other Media. Because of the importance of the legal requirements regarding disclosure of certain information to our investors, we must ensure the accuracy of any information regarding our business, financial condition or operating results that is released to the public. As a result, you should not discuss internal IEH matters with anyone outside of IEH, except as clearly required in the performance of your job duties. This prohibition applies particularly to inquiries about IEH made by the news media, securities analysts and investors. All responses to these inquiries must be made only by the following authorized persons: our Chief Executive Officer, Chief Financial Officer or any individuals specifically designated by them. Only these individuals are authorized to discuss information about IEH with the news media, securities analysts and investors. If you receive inquiries from these sources, you should immediately refer them to one of these authorized spokespersons.

5. Duties of Financial Reporting Personnel; Accounting and Financial Records and Disclosure

      5.1 General. IEH has a responsibility to maintain complete, accurate and reliable records of our business and must comply with various disclosure requirements imposed by the United States Securities and Exchange Commission and by any exchange on which its securities are listed for trading. Our executive officers, the heads of our subsidiaries and operating divisions and members of IEH's finance department have a special role in the preparation of these reports. To satisfy these requirements, IEH has implemented procedures to ensure that only proper transactions are entered into by the Company, that such transactions have proper management approval, that such transactions are properly accounted for in the books and records of the Company and that the reports and financial statements of the Company fairly and accurately reflect such transactions. All IEH Financial Reporting Personnel are to familiarize themselves with these policies, accounting controls, procedures and records and comply with these requirements. Ultimately, IEH's Financial Reporting Personnel bear significant responsibility for the accuracy and timeliness of disclosures in reports and documents IEH files with or submits to the Securities and Exchange Commission and in other public communications.

      Due to these considerations, our Financial Reporting Personnel bear a special responsibility for promoting integrity throughout the organization, with responsibilities to stakeholders both inside and outside of IEH. These particular persons have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the company as a whole that ensures the fair and timely reporting of IEH's financial results and condition. Each IEH Financial Reporting Personnel agrees to:

            Provide information that is accurate, complete, objective, relevant, timely and understandable to ensure full, fair, accurate, timely, and understandable disclosure in reports and documents that IEH files with, or submits to, government agencies and in other public communications.

            Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

            Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

            Respect the confidentiality of information acquired in the course of work except when authorized or otherwise legally obligated to disclose.

            Promptly report to the Board or Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of this Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

5.2 Disclosures to Investors; Financial Reporting Considerations. IEH is required under U.S. federal securities laws to provide the public with periodic disclosure regarding our business and financial condition (such as quarterly and annual reports and materials for our annual stockholders' meeting). We provide additional disclosures to the public through quarterly earnings releases and other press releases. All IEH Employees who participate in the preparation or dissemination of this information, or who provide information that they know may be used in the preparation of these disclosures, have a legal and ethical duty to ensure that the content of the disclosures is accurate, complete and timely. We have created disclosure controls and procedures which are designed to ensure that all public disclosures are accurate, complete and timely.

      To administer these controls and procedures, IEH has established a Disclosure Committee that reports to the Chief Executive Officer and Chief Financial Officer. The Disclosure Committee is (or certain of its members are), among other things, charged with reviewing our periodic reports and press releases. It is the responsibility of the Committee to ensure that it has reviewed and disseminated all material information about the Company that, by law, should be disseminated. You may be asked to serve on this Committee or to assist the Disclosure Committee in reviewing certain materials in connection with its responsibilities. If you do so, you must accomplish this faithfully and in accordance with all the Committee's policies. You should report to the Disclosure Committee all information that it needs to fulfill its duties.

5.3 Accounting and Financial Records. IEH is required under U.S. federal securities laws and generally accepted accounting principles to keep books, records and accounts that accurately reflect all transactions and to provide an adequate system of internal accounting and controls. We expect you to ensure that those portions of our books, records and accounts for which you have responsibility are valid, complete, accurate and supported by appropriate documentation in verifiable form.

      You should not:

            Improperly accelerate or defer expenses or revenues to achieve financial results or goals;

            Maintain any undisclosed or unrecorded funds or "off the book" assets;

            Establish or maintain improper, misleading, incomplete or fraudulent accounting documentation or financial reporting;

            Record revenue for any project that has not fully complied with our revenue recognition guidelines;

            Make any payment for purposes other than those described in the documents supporting the payment;

            Submit or approve any expense report where you know or suspect that any portion of the underlying expenses were not incurred or are not accurate; or

            Sign any documents believed to be inaccurate or untruthful.

      All IEH Employees who exercise supervisory duties over our assets or records are expected to establish and implement appropriate internal controls over all areas of their responsibility. This will help ensure the safeguarding of our assets and the accuracy of our financial records and reports. We have adopted various types of internal controls and procedures as required to meet internal needs and applicable laws and regulations. You are to adhere to these controls and procedures to assure the complete and accurate recording of all transactions. Any accounting entries or adjustments that materially depart from generally accepted accounting principles must be approved by our Board or Audit Committee and reported to our independent auditors. You must not interfere with or seek to improperly influence (directly or indirectly) the review or auditing of our financial records by our Board, Audit Committee or independent auditors.

      If you become aware of any questionable transaction or accounting practice concerning IEH or our assets, we expect you to report the matter immediately to our Chief Financial Officer or to a member of our Board or Audit Committee. In addition, we expect you to report all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other IEH relationships with unconsolidated entities or other persons that may have material current or future effects on our financial condition or results of operations to our Chief Financial Officer or to a member of our Board or Audit Committee.

5.5 Confidentiality Considerations; Securities Law Compliance. All Financial Reporting Personnel will have special access to our confidential financial information. This may include non-public reports and analyses, pro-forma financial statements and other draft or preliminary financial information. Our Financial Reporting Personnel should (i) never disclose this information to individuals outside the Company and (ii) caution individuals within the Company to whom you provide such information to carefully maintain its confidentiality and prevent its disclosure. Our Financial Reporting Personnel must also apply the utmost consideration to transactions involving IEH securities in light of their possession to confidential financial information. Financial Reporting Personnel are therefore expected to notify our Chief Financial Officer prior to engaging in any transactions involving IEH securities in order to ensure compliance with all securities laws and regulations. Similarly, IEH imposes periodic blackout periods during which Financial Reporting Personnel may not engage in transactions involving IEH securities. All Financial Reporting Personnel should notify our Chief Financial Officer before purchasing or selling any IEH securities in order to obtain clearance from the Chief Financial Officer that the proposed transaction complies with all securities laws and regulations and IEH policies.

6. Our Responsibilities to Each Other

6.1 Dignity and Respect. One of our goals is to attract and retain outstanding employees who will consistently contribute to the ongoing success of our organization. Each IEH employee brings a unique background and set of skills to his or her position. It is this background and skill set that helped you attain your position at IEH. IEH values the perspective, initiative and creativity of each of its employees. As a IEH employee, IEH will treat you with dignity and respect. Similarly, IEH expects that employees will treat each other with dignity and respect.

6.2 Discrimination. Discriminating against any employee or person with whom IEH does business on the basis of factors such as age, race, color, religion, gender, national origin, disability, or other legally protected status is a violation of our Code and is not permitted.

6.3 Workplace Harassment and Violence. Workplace harassment and violence are unacceptable and will not be tolerated. Conduct that creates an unwelcome or uncomfortable situation or hostile work environment, including but not limited to unwelcome advances or requests for sexual favors, inappropriate comments, jokes, intimidation, bullying, or physical contact may be forms of workplace harassment. All IEH employees should avoid any conduct that might be interpreted by their fellow employees as harassment or a threat of violence.

6.4 Safety and Health. IEH is committed to providing its employees with a safe workplace. Each of us is responsible for observing all safety and health rules that apply to our jobs. We are all responsible for taking precautions to protect ourselves from accident, injury or any unsafe condition. Additionally, employees must promptly report unsafe or unhealthy conditions to their supervisors so that IEH can take immediate steps to correct those conditions.

6.5 Alcohol/Substance Abuse. IEH is a drug free workplace. We are committed to maintaining a work environment free from all forms of alcohol and drug abuse. The safety of all employees is compromised if even one employee reports to work while impaired from the use of alcohol or drugs. The use, possession, or distribution of unauthorized drugs or alcohol while on our premises or on company time is not permitted and may subject the employee to dismissal. Additionally, an employee who engages in this conduct may be subject to criminal prosecution. All employees are encouraged to seek treatment for alcohol or drug abuse problems.

                                 IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 27, 2004

                                      PROXY

      The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 27, 2004 at 9:00 am (eastern standard time) and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

      I.    ELECTION OF DIRECTORS

            FOR all nominees listed             WITHHOLD AUTHORITY
            below (except as marked             to vote for all nominees
            to the contrary below) |_|          listed below  |_|

      (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

            NOMINEES FOR DIRECTORS

      Michael Offerman                          Murray Sennett

      AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about August 26, 2004 receipt of which is hereby acknowledged.

      Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

      Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

      Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

      This proxy is solicited on behalf of the Board of Directors.

      Please sign and return the proxy in the enclosed envelope.

                               Dated:  _____________________, 2004


                               -----------------------------------
                               Signature


                               -----------------------------------
                               Print Name

                              (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)